UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 9, 2023, BDO USA, P.C. (“BDO”) notified NioCorp Developments Ltd. (the “Company”) that it has declined to stand for re-election as the Company’s independent registered public accounting firm at the Company’s next Annual General Meeting. BDO has indicated its intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023. The decision by BDO to decline to stand for re-election was not recommended or approved by the audit committee or the board of directors of the Company. Upon completion of BDO’s services as the Company’s independent registered public accounting firm, the Company will file an amendment to this Current Report on Form 8-K with an update to the disclosures required by Item 304(a) of Regulation S-K.

BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s accumulated deficit, recurring losses from operations, and the Company’s expectation of continuing future losses as of June 30, 2023 and 2022.

During the two fiscal years ended June 30, 2023, and in the subsequent interim period through October 9, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years.

Except as described above, during the two fiscal years ended June 30, 2023, and in the subsequent interim period through October 9, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that BDO advised the Company of the existence of material weaknesses in management’s internal control over financial reporting, as previously disclosed in the Company’s Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K for the fiscal year ended June 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods during fiscal year 2023.

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether BDO agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) and, if not, stating the respects in which BDO does not agree. A copy of BDO’s letter to the SEC, dated October 13, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The audit committee of the Company’s board of directors has begun a search process to identify a successor independent registered public accounting firm as soon as practicable. There can be no assurance that the Company will be able to appoint a new independent registered public accounting firm on a timely basis, which would result in the Company’s inability to file required reports with the SEC, limit its ability to raise capital, and result in a loss of investor confidence.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of BDO USA, P.C., dated October 13, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may include, but are not limited to, statements regarding BDO’s intent to remain as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023, and the Company’s search process to identify a successor independent registered public accounting firm. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: BDO remaining as the Company’s independent registered public accounting firm until the completion of BDO’s review of the Company’s financial statements and the filing of the Company’s Form 10-Q for the quarterly period ended September 30, 2023, and the ability of the audit committee of the Company’s board of directors to identify a successor independent registered public accounting firm. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities and the following: the risk that BDO may terminate its services to the Company sooner than indicated; and the ability of the audit committee of the Company’s board of directors to appoint a new independent registered public accounting firm on a timely basis. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: October 13, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer